Exhibit 99.1 Public Service Enterprise Group FIRST QUARTER 2026 NYSE: PEG Financial Results Presentation May 5, 2026

PSEG First Quarter 2026 Forward-Looking Statements Certain of the matters discussed in this report about our and our subsidiaries’ future performance, • any inability to enter into or extend certain significant contracts; • development, adoption and use of Artificial Intelligence by us and our third-party vendors; including, without limitation, future revenues, earnings, strategies, prospects, consequences, and • fluctuations in, or third-party default risk in wholesale power and natural gas markets, all other statements that are not purely historical constitute “forward-looking statements” within including the potential impacts on the economic viability of our generation units; the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking • the ability to obtain adequate nuclear fuel supply; statements are subject to risks and uncertainties, which could cause actual results to differ • changes in technology related to energy generation, distribution and consumption and changes in customer usage patterns; materially from those anticipated. Such statements are based on management’s beliefs as well as • third-party credit risk relating to our sale of nuclear generation output and purchase of assumptions made by and information currently available to management. When used herein, the nuclear fuel; words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” “should,” “hypothetical,” • any inability to meet our commitments under forward sale obligations and Regional “potential,” “forecast,” “project,” variations of such words and similar expressions are intended to Transmission Organization rules; • risks associated with generation activities at, and operation of, the Peach Bottom plants, identify forward-looking statements. Factors that may cause actual results to differ are often which are similar to those to which nuclear generation plants that we operate are subject; presented with the forward-looking statements themselves. Other factors that could cause actual • the impact of changes in state and federal legislation and regulations on our business, results to differ materially from those contemplated in any forward-looking statements made by us including PSE&G’s ability to recover costs and earn returns on authorized investments; herein are discussed in filings we make with the United States Securities and Exchange • PSE&G’s proposed investment projects or programs may not be fully approved by regulators and its capital investment may be lower than planned; Commission (SEC), including our Annual Report on Form 10-K and subsequent reports on Form • our ability to receive sufficient financial support for our New Jersey nuclear plants from the 10-Q and Form 8-K. These factors include, but are not limited to: markets, and/or production tax credits; • any inability to successfully develop, obtain regulatory approval for, or construct transmission • adverse changes in and non-compliance with energy industry laws, policies, regulations and and distribution, and our nuclear generation projects; standards, including market structures and transmission planning and transmission returns; • significant resource adequacy challenges that present affordability and reliability concerns • risks associated with our ownership and operation of nuclear facilities, including increased and that could cause policymakers to implement responsive measures that could have a nuclear fuel storage costs, regulatory risks, such as compliance with the Atomic Energy Act material, adverse impact on our business, strategy, growth rates, cash flows, results of and trade control, environmental and other regulations, as well as operational, financial, operations, and financial condition and increase regulatory uncertainty for utility investment environmental and health and safety risks; initiatives and programs; • changes in or violation of federal, state and local environmental laws and regulations and • the physical, financial and transition risks related to climate change, including risks relating to enforcement; potentially increased legislative and regulatory burdens, changing customer preferences and • delays in receipt of, or an inability to receive, necessary licenses and permits and siting lawsuits; approvals; and • any equipment failures, gas explosions, accidents, critical operating technology or business • changes in tax laws and regulations. system failures, natural disasters, severe weather events, acts of war, terrorism or other acts of violence, sabotage, physical attacks or security breaches, cyberattacks or other incidents All of the forward-looking statements made in this report are qualified by these cautionary that may impact our ability to provide safe and reliable service to our customers; statements and we cannot assure you that the results or developments anticipated by • any inability to recover the carrying amount of our long-lived assets; management will be realized or even if realized, will have the expected consequences to, or • disruptions or cost increases in our supply chain, including labor shortages; • any inability to maintain sufficient liquidity or access sufficient capital on commercially effects on, us or our business, prospects, financial condition, results of operations or cash flows. reasonable terms; Readers are cautioned not to place undue reliance on these forward-looking statements in • the impact of cybersecurity attacks or intrusions or other disruptions to our information making any investment decision. Forward-looking statements made in this report apply only as technology, operational or other systems; of the date of this report. While we may elect to update forward-looking statements from time to • failure to attract and retain a qualified workforce; • increases in the costs of equipment, materials, fuel, services and labor; time, we specifically disclaim any obligation to do so, even in light of new information or future • the impact of our covenants in our debt instruments and credit agreements on our business; events, unless otherwise required by applicable securities laws. • adverse performance of our defined benefit plan trust funds and Nuclear Decommissioning Trust Fund and increases in funding requirements; The forward-looking statements contained in this report are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of 2 2 the Securities Exchange Act of 1934, as amended.

PSEG First Quarter 2026 GAAP Disclaimer PSEG presents Operating Earnings in addition to its Net Income reported in Non-GAAP FFO reflects cash from operations excluding working capital and accordance with accounting principles generally accepted in the United States adjusts for certain items including taxes on asset sales, cost of removal and energy (GAAP). Operating Earnings is a non-GAAP financial measure that differs from Net efficiency investments. Non-GAAP Debt consists of long-term debt, short-term debt Income. Non-GAAP Operating Earnings exclude the impact of gains (losses) and other imputed debt primarily related to an unfunded pension obligation. Non- associated with the Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM) GAAP FFO, as referenced in this presentation, may not be comparable to similarly accounting and other material infrequent items. The last two slides in this titled measures used by other companies. Given the forward-looking nature of non- presentation (Slides A and B) include a list of items excluded from Net Income to GAAP Operating Earnings and non-GAAP FFO estimates and our inability to reconcile to non-GAAP Operating Earnings. project certain reconciling items that would be excluded from the most directly comparable GAAP measures – such as MTM and NDT gains (losses), with respect Management uses non-GAAP Operating Earnings in its internal analysis, and in non-GAAP Operating Earnings; working capital (including accounts communications with investors and analysts, as a consistent measure for receivable/payable, cash collateral), adjustments to Net Income (including changes comparing PSEG’s financial performance to previous financial results. The in regulatory assets/liabilities, deferred taxes) with respect to non-GAAP FFO and presentation of non-GAAP Operating Earnings is intended to complement, and non-GAAP debt and imputed debt (including unfunded pension obligation) with should not be considered an alternative to, the presentation of Net Income, which is respect to non-GAAP debt - due to the volatility, complexity and low visibility of an indicator of financial performance determined in accordance with GAAP. In these items, PSEG is unable to reconcile these non-GAAP financial measures to addition, non-GAAP Operating Earnings as presented in this release may not be the most directly comparable GAAP financial measure. These items are uncertain, comparable to similarly titled measures used by other companies. depend on various factors, and may have a material impact on our future GAAP PSEG also includes forward-looking estimates of non-GAAP Operating Earnings results. Guidance included herein is as of May 5, 2026. and non-GAAP Funds From Operations (FFO), including the forward-looking non- GAAP FFO/Debt ratio target, in this presentation. From time to time, PSEG and PSE&G release important information via postings on their corporate Investor Relations website at https://investor.pseg.com. Investors and other interested parties are encouraged to visit the Investor Relations website to review new postings. You can sign up for automatic email alerts regarding new postings at the bottom of the webpage at https://investor.pseg.com or by navigating to the Email Alerts webpage here. The information on https://investor.pseg.com and https://investor.pseg.com/resources/email-alerts/default.aspx is not incorporated herein and is not part of this communication. 3 3

PSEG First Quarter 2026 PSEG Q1 2026 Highlights First Quarter Results • Net Income of $1.48 per share in Q1 2026 vs. $1.18 per share in Q1 2025 • Non-GAAP Operating Earnings of $1.55 per share in Q1 2026 vs. $1.43 per share in Q1 2025 • First quarter dividend increased ~6% to annualized indicative rate of $2.68 per share for 2026 Operational Excellence • PSE&G successfully responded to multiple extreme weather events, including Winter Storm Hernando, the most severe winter storm in the region over the past 30 years • PSE&G restored service safely and quickly to all impacted customers from Winter Storm Hernando within 24 hours and responded to more than 1,250 no-heat calls • PSEG Nuclear achieved a capacity factor of 95.5% for the quarter • Salem Unit 2 completed a 495-day, breaker-to-breaker operating run in April to begin its scheduled refueling outage Disciplined Investment • Regulated investment was ~$0.8 billion in Q1; full-year capital spending plan of ~$4.2 billion is on track and on budget • PSE&G began investment in its GSMP III program, representing $1.4 billion in approved spending over a three-year period See Slides A and B for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP). All future decisions and declarations regarding dividends on the common stock are subject to approval by the Board of Directors. 4 4 Note: PSEG Power & Other includes nuclear generating fleet, gas supply operations, PSEG Long Island, competitively bid regulated transmission investments, Parent and other.

PSEG First Quarter 2026

PSEG Outlook Maintained

2026 guidance midpoint represents ~7% increase over 2025 results


~7% Year-Over-Year Growth
$4.05
$4.28 - $4.40
2025 Non-GAAP Operating Earnings
2026E Non-GAAP Operating Earnings Guidance

Continuing Execution of PSEG Strategic Plan

- **PSEG maintained 2026 non-GAAP Operating Earnings guidance of $4.28 - $4.40 per share**
- **2026 outlook driven by:**
  - Regulated rate base increased ~7% at YE 2025 over YE 2024
  - Higher utility margin from T&D and energy efficiency investments
  - Hedged ~95% of expected nuclear output in 2026; market prices for energy and capacity above PTC threshold
  - Higher costs, including interest and depreciation, based on higher capital spend
- **Regulated capital spending plan for 2026 of ~$4.2 billion focused on continued investments in infrastructure modernization, energy efficiency, electrification initiatives and load growth**
- **PSEG raised 2026 indicative annual common dividend by $0.16 per share, the 15th consecutive annual increase**

See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP).
All future decisions and declarations regarding dividends on the common stock are subject to approval by the Board of Directors.

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PSEG First Quarter 2026 Strong Business Mix, Predictable Growth and Nuclear Upside • PSEG’s long-term, non-GAAP earnings growth outlook is 6%-8% through 2030 • Total PSEG capital program of $24B - $28B for 2026-2030, >90% regulated investments • $22.5B - $25.5B regulated capital spending plan for 2026-2030 • Rate Base CAGR of 6%-7.5% over same period efficiently translates to earnings growth • Stringent cost control supports customer affordability • Expected nuclear output at anticipated market prices that exceed the PTC threshold • Opportunistically hedging nuclear output to support long-term earnings CAGR • Solid balance sheet supports execution of robust 5-year capital spending plan • Able to fund 5-Year capital spending plan without the need to issue equity or sell assets (1) • Non-GAAP FFO/Debt projected to be in the mid-teens through 2030 • Potential growth beyond forecasted 6%-8% CAGR range could be achieved through opportunities to contract existing and planned additions of nuclear output, and incremental regulated capital investments • Management track record of 21 consecutive years meeting or exceeding non-GAAP Operating Earnings guidance (1) FFO/Debt is an internal estimate of a non-GAAP measure. FFO reflects cash from operations excluding working capital and adjusts for certain items including taxes on asset sales, cost of removal and energy efficiency 6 investments. Debt consists of long-term debt, short-term debt and other imputed debt primarily related to an unfunded pension obligation.

PSEG First Quarter 2026 Q1 2026 Review 7

PSEG First Quarter 2026 PSEG Q1 Results PSEG Summary – Three Months ended March 31, Net Income ($ in millions) 2026 2025 Change PSE&G $577 $546 $31 PSEG Power & Other $164 $43 $121 Total PSEG $741 $589 $152 Non-GAAP Operating Earnings ($ in millions) 2026 2025 Change PSE&G $577 $546 $31 PSEG Power & Other $201 $172 $29 Total PSEG $778 $718 $60 8 8 See Slides A and B for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP).

PSEG First Quarter 2026 PSEG EPS Reconciliation – Q1 2026 versus Q1 2025 $1.75 $0.06 $1.55 $0.06 $1.48 $1.50 $1.43 Gross Margin -- Transmission 0.01 O&M 0.06 Distribution: Depreciation & Interest $1.25 $1.18 (0.01) Margin 0.07 O&M (0.01) Taxes & Other 0.01 Depreciation & Interest $1.00 (0.02) Taxes & Other 0.01 $0.75 $0.50 $0.25 $0.00 Q1 2025 Q1 2025 PSE&G PSEG Power & Other Q1 2026 Q1 2026 Net Income Operating Earnings Operating Earnings Net Income (non-GAAP) (non-GAAP) See Slides A and B for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP). 9 9 Results may not add due to rounding. $ / share

PSEG First Quarter 2026

PSE&G
Q1 2026 Highlights

Operations

- Residential Electric and Gas customer count each grew by ~1% for the trailing 12 months ended March 31, 2026
- Weather-normalized sales for the trailing 12 months ended March 31:
  - Total Electric sales were flat
  - Total Gas sales decreased by 1%
- PSE&G replaced ~165 miles of gas main and ~30,400 associated gas services to homes and businesses under gas main replacement program for the trailing 12 months ended March 31
  - Reduced reported methane emissions by over 34% system wide since 2018 through GSMP

Regulatory and Market Environment

- BPU approved annual revenue increase of $23 million for investments under GSMP II Extension effective April 1, 2026
- Implemented annual FERC regulated transmission formula rate resulting in ~$82 million in additional revenue effective January 1, 2026, subject to true-up
- 2024 Zero Emission Certificates to be refunded to customers
- The BPU's and PJM's termination of the State Agreement Approach to building offshore wind transmission infrastructure is not expected to have a material impact on PSE&G's capital investment plan

Financial

- PSE&G invested ~$0.8 billion in Q1; Regulated capital investments for 2026 expected to total ~$4.2 billion
- Commenced three-year, $1.4 billion GSMP III program in Q1 2026
- In January, PSE&G issued $500 million of 4.2% Secured Medium-Term Notes due January 2031 and $500 million of 5.625% Secured Medium-Term Notes due January 2056
- In March, PSE&G retired $450 million of 0.95% Secured Medium-Term Notes at maturity

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PSEG First Quarter 2026

PSEG Power & Other

Nuclear Generation Measures		
	Three Months Ended March 31, 2026	Three Months Ended March 31, 2025
Capacity Factor	95.5%	99.9%
Fuel Cost ($ millions)	$54	$53
Generation (GWh)	7,989	8,355
Fuel Cost ($/MWh)	$6.76	$6.34
Refueling Outages	Spring 2026 – S2 Fall 2026 – S1, PB2	Spring 2025 – S1 Fall 2025 – HC, PB3

Financial Considerations

- For 2026, total nuclear generation is forecasted to be 30-32 TWh
- Realized energy price historically aligned with the PECO hub
- ~95% of expected nuclear output hedged for 2026
- Hope Creek extended fuel cycle from 18 months to 24 months in fall 2025
- Capacity uprate potential at Salem of nearly 200 MW total (~112 MW PSEG share)
- Notified NRC of intention to file for extension of operating licenses for Salem Units 1&2 and Hope Creek by 20 years to 2056, 2060 and 2066, respectively
- Optionality around data centers/large load customers and PPAs at premium pricing to PTC

PJM Capacity Auction Results		
Delivery Period	PSEG's Average Prices	PSEG's Cleared Capacity
June 2024 – May 2025	$61/MW-Day	3,700 MW
June 2025 – May 2026	$270/MW-Day	3,500 MW
June 2026 – May 2027	$329/MW-Day	3,500 MW
June 2027 – May 2028	$333/MW-Day	3,500 MW

Illustrative Gross Margin Change Above PTC			
Output	$10/MWh	$25/MWh	$50/MWh
10 TWh	$100M	$250M	$500M
20 TWh	$200M	$500M	$1,000M
30 TWh	$300M	$750M	$1,500M

Note: Generation indicates net generation. Average Prices and Cleared Capacity reflect base and incremental auctions.
PJM's new conversion of ICAP (installed capacity) to UCAP (unforced capacity, which is what is bid), has resulted in less UCAP per MW of ICAP. PSEG Nuclear sold the full UCAP value of the units.

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PSEG First Quarter 2026 Appendix 12

PSEG First Quarter 2026

PSEG Maintains a Solid Financial Position

PSEG

PSEG Senior Unsecured Credit Ratings
Moody's = Baa2 / Outlook = Stable   S&P = BBB / Outlook = Stable

PSEG 364-Day Term Loan Outstanding [(1)]	**$0.50B**
PSEG Long-term Debt Outstanding	**$5.32B**
PSEG Consolidated Debt to Capitalization	**58%**

PSEG Power Senior Unsecured Credit Ratings
Moody's = Baa2 / Outlook = Stable   S&P = BBB / Outlook = Stable

PSEG Power 364-Day Term Loan Outstanding [(1)]	**$0.50B**
PSEG Power Long-term Debt Outstanding	**$1.24B**

PSEG Liquidity

- PSEG had approximately $3.9B of total available liquidity, including $404M of cash and cash equivalents, at March 31, 2026
- As of March 31, 2026, PSEG's variable rate debt was ~4% of total debt
- PSEG Power had net cash collateral postings of $221M at March 31, 2026

Public Service Electric & Gas

PSE&G Senior Secured Credit Ratings
Moody's = A1 / Outlook = Stable   S&P = A / Outlook = Stable

PSE&G Long-term Debt Outstanding	**$16.53B**

PSEG Maturity Profile 2026 - 2030


2,500
2,000
1,500
1,000
500
0
Principal Maturing ($ Millions)
2026
2027
2028
2029
2030
PSE&G
PSEG Power
PSEG

All data is as of March 31, 2026 unless otherwise noted.
(1) 364-Day Term Loan is at a variable rate and is included in Short-Term Debt as Commercial Paper & Loans. In February 2026, PSEG entered into a 364-day variable rate term loan agreement for $500 million. In December 2025, PSEG Power amended its existing $400 million 364-day variable rate term loan, which increased the balance to $500 million and extended the maturity to December 2026.
Note: Total long-term debt outstanding amounts may not add to PSEG Consolidated total long-term debt outstanding due to rounding. Amounts on slide are rounded up to two decimal places.

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PSEG First Quarter 2026 PSEG Liquidity as of March 31, 2026 Expiration Total Available Company Facility Usage Date Facility Liquidity ($ millions) PSE&G Revolving Credit Facility March 2031 $1,000 $26 $974 PSEG Money Pool (A) PSEG/PSEG Power Revolving Credit Facility (PSEG) March 2031 $1,500 $179 $1,321 (A) Revolving Credit Facility (PSEG Power) March 2031 1,250 58 1,192 (B) Letter of Credit Facility (PSEG Power) March 2028 75 55 20 $2,825 $292 $2,533 Total Facilities $3,825 $318 $3,507 PSEG Money Pool Cash and Short-term Investments $55 PSE&G Cash and Short-term Investments $349 Total Liquidity Available $3,911 Total Money Pool Liquidity Available $2,588 (A) Master Facility of $2.75B with a PSEG sub-limit of $1.5B and PSEG Power sub-limit of $1.25B, which can be adjusted subject to terms within the credit agreement. (B) PSEG Power has $425 million in uncommitted credit facilities with $190 million in letters of credit outstanding under these facilities. PSE&G has a $30 million uncommitted credit facility with an immaterial amount of letters of credit 14 14 outstanding under this facility.

PSEG First Quarter 2026

PSEG Glossary of Terms

AFUDC	Allowance For Funds Used During Construction
BGSS	Basic Gas Supply Service
BPU	New Jersey Board of Public Utilities
CAGR	Compound Annual Growth Rate
CEF	Clean Energy Future
CIP	Conservation Incentive Program
CWIP	Construction Work In Progress
E	Estimate
EE	Energy Efficiency
EPS	Earnings Per Share
ESG	Environmental, Social and Governance
FERC	Federal Energy Regulatory Commission
FFO	Funds From Operations
FY	Full Year
GAAP	Generally Accepted Accounting Principles
GSMP	Gas System Modernization Program
HC	Hope Creek
IAP	Infrastructure Advancement Program
ICAP	Installed Capacity
LIPA	Long Island Power Authority
M&R	Metering and Regulating
MW	Megawatt
NRC	Nuclear Regulatory Commission
O&M	Operation & Maintenance
OSA	Operations Services Agreement
PB	Peach Bottom
PECO	PECO Energy Company
PJM	Pennsylvania New Jersey Maryland
PPA	Power Purchase Agreement
PTC	Production Tax Credit
ROE	Return on Equity
S	Salem
T&D	Transmission and Distribution
UCAP	Unforced Capacity
YE	Year End
YTD	Year to Date
ZEC	Zero Emission Certificate

PSEG Investor Relations
80 Park Plaza
Newark NJ 07102
PSEG-IR-GeneralInquiry@pseg.com

Link to PSEG Investor Relations Website

Link to PSEG ESG Webpages

The information on the PSEG Investor Relations Website and the PSEG ESG Webpages is not incorporated herein and is not part of this slide presentation or the Form 8-K to which it is an exhibit.

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PSEG First Quarter 2026 Reconciliation of Non-GAAP Operating Earnings Public Service Enterprise Group Incorporated - Consolidated Operating Earnings (non-GAAP) Reconciliation (a) Includes the financial impact from positions with Three Months Ended forward delivery months. March 31, Reconciling Items (b) Income tax effect calculated at the statutory rate 2026 2025 except for qualified NDT related activity, which ($ millions, Unaudited) records an additional 20% trust tax on income (loss) from qualified NDT Funds. Net Income $ 741 $ 589 Please see Slide 3 for an explanation of PSEG’s use of (Gain) Loss on Nuclear Decommissioning Trust (NDT) Operating Earnings as a non-GAAP financial measure and how it differs from Net Income. Fund Related Activity, pre-tax 6 (12) (a) (Gain) Loss on Mark-to-Market (MTM), pre-tax 41 188 (b) Income Taxes related to Operating Earnings (non-GAAP) reconciling items (10) (47) Operating Earnings (non-GAAP) $ 778 $ 718 PSEG Fully Diluted Average Shares Outstanding (in millions) 500 500 ($ Per Share Impact - Diluted, Unaudited) Net Income $ 1.48 $ 1.18 (Gain) Loss on NDT Fund Related Activity, pre-tax 0.01 (0.03) (a) (Gain) Loss on MTM, pre-tax 0.08 0.38 (b) Income Taxes related to Operating Earnings (non-GAAP) reconciling items (0.02) (0.10) Operating Earnings (non-GAAP) $ 1.55 $ 1.43 A 16 16

PSEG First Quarter 2026 Reconciliation of Non-GAAP Operating Earnings PSEG Power & Other Operating Earnings (non-GAAP) Reconciliation (a) Includes the financial impact from positions with Three Months Ended forward delivery months. Reconciling Items March 31, (b) Income tax effect calculated at the statutory rate 2026 2025 except for qualified NDT related activity, which records an additional 20% trust tax on income ($ millions, Unaudited) (loss) from qualified NDT Funds. Please see Slide 3 for an explanation of PSEG’s use of Net Income $ 164 $ 43 Operating Earnings as a non-GAAP financial measure (Gain) Loss on NDT Fund Related Activity, pre-tax 6 (12) and how it differs from Net Income. (a) (Gain) Loss on MTM, pre-tax 41 188 (b) Income Taxes related to Operating Earnings (non-GAAP) reconciling items (10) (47) Operating Earnings (non-GAAP) $ 201 $ 172 PSEG Fully Diluted Average Shares Outstanding (in millions) 500 500 B 17 17